CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                           $625,800,000 (APPROXIMATE)
                               Subject to Revision

                   September 9, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                SEPTEMBER 9, 2002

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                           $625,800,000 (APPROXIMATE)
                               SUBJECT TO REVISION

-------------------------------------------------------------------------------------------
                                                                                 EXPECTED
                            RATINGS           WAL       BOND                     MATURITY
CLASS    AMOUNT ($)   (MOODY'S/S&P/FITCH)  (YRS)(1)     TYPE        COUPON       TO CALL(1)
-------------------------------------------------------------------------------------------
 IA-1     57,600,000      Aaa/AAA/AAA        0.95       SEQ         Fixed(2)      05/04

 IA-2     23,100,000      Aaa/AAA/AAA        2.00       SEQ         Fixed(2)      01/05

 IA-3     35,600,000      Aaa/AAA/AAA        3.00       SEQ         Fixed(2)      07/06

 IA-4     30,200,000      Aaa/AAA/AAA        5.00       SEQ         Fixed(2)      04/09

 IA-5     26,450,000      Aaa/AAA/AAA        8.91       SEQ         Fixed(2,3)    03/12

 IA-6     19,200,000      Aaa/AAA/AAA        6.67       NAS         Fixed(2)      02/12

 IM-1      7,350,000       Aa2/AA/AA         6.36       MEZ         Fixed(2)      03/12

 IM-2      5,775,000         A2/A/A          6.36       MEZ         Fixed(2)      03/12

 IB        3,675,000      Baa2/BBB/BBB       5.47       SUB         Fixed(2)      10/11

 IIA-1   367,500,000      Aaa/AAA/AAA        2.55       PT        1M Libor +      10/09
                                                                   [ ](3, 4)
 IIM-1    23,100,000       Aa2/AA/AA         4.83       MEZ       1M Libor +      10/09
                                                                   [ ](3, 4)
 IIM-2    16,800,000         A2/A/A          4.79       MEZ       1M Libor +      10/09
                                                                   [ ](3, 4)
 IIB       9,450,000      Baa2/BBB/BBB       4.43       SUB       1M Libor +      10/09
                                                                   [ ](3, 4)
-------------------------------------------------------------------------------------------

(1) The Certificates will be priced at 20% HEP for the Group I Certificates and 27% CPR for the Group II Certificates.

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

TITLE OF CERTIFICATES:              Chase Funding Mortgage Loan Asset-Backed
                                    Certificates, Series 2002-3, consisting of the following offered classes: Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class
                                    IA-5, Class IA-6
                                    Class IM-1, Class IM-2
                                    Class IB
                                    (the "Group I Certificates")

                                              and

                                    Class IIA-1 Class IIM-1, Class IIM-2 Class
                                    IIB (the "Group II Certificates")


UNDERWRITERS:                       J.P. Morgan Securities Inc., Countrywide
                                    Securities Corporation and Lehman Brothers
                                    Inc.


DEPOSITOR:                          Chase Funding, Inc.


SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A., and JPMorgan Chase Bank.


SERVICER:                           Chase Manhattan Mortgage Corporation


TRUSTEE:                            Citibank, N.A.


CUT-OFF DATE:                       September 1, 2002


PRICING DATE:                       On or about September [12], 2002


CLOSING DATE:                       On or about September [20], 2002


DISTRIBUTION DATES:                 Distribution of principal and interest on
                                    the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2002.


ERISA CONSIDERATIONS:               The offered certificates will be ERISA
                                    eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                    Plan's acquisition and ownership of such Certificates.


LEGAL INVESTMENT:                   The offered certificates will not constitute
                                    "mortgage-related securities" for the
                                    purposes of SMMEA.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

TAX STATUS:                         For federal income tax purposes, the Trust
                                    Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


OPTIONAL TERMINATION:               The Servicer has the option to exercise a
                                    call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off
                                    Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                                    Loan), and (iii) any unreimbursed
                                    out-of-pocket costs, expenses and the
                                    principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.


MORTGAGE LOANS:                     The mortgage pool will consist of mortgage
                                    loans ("Mortgage Loans") that will be
                                    divided into a fixed-rate coupon group
                                    (Group I) and an adjustable-rate coupon
                                    group (Group II). The Mortgage Loans are secured by first and second liens on real properties.


ADMINISTRATIVE FEES:                The Servicer and Trustee will be paid fees
                                    aggregating approximately 51 bps per annum
                                    (payable monthly) on the stated principal balance of the Mortgage Loans.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
      --------------------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------


CREDIT ENHANCEMENT:                 1) Excess interest
                                    2) Over-Collateralization
                                    3) Cross-Collateralization
                                    4) Subordination


EXCESS INTEREST:                    Excess interest cashflows from each group
                                    will be available as credit enhancement for the related group.


OVER-COLLATERALIZATION:             The over-collateralization ("O/C") amount is
                                    equal to the excess of the aggregate
                                    principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.50% of the aggregate principal balance of the Group I Mortgage
                                    Loans and approximately 0.75% of the
                                    aggregate principal balance of the Group II
                                    Mortgage Loans. To the extent the
                                    over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                                    GROUP I CERTIFICATES
                                    --------------------
                                    Initial:          0.50% of original balance         Target: 0.50% of original balance
                                    Stepdown:         1.00% of current balance          Floor:   0.50% of original balance

                                           (PRELIMINARY AND SUBJECT TO REVISION)

                                    GROUP II CERTIFICATES
                                    ---------------------
                                    Initial:          0.75% of original balance        Target: 0.75% of original balance
                                    Stepdown:         1.50% of current balance         Floor:   0.50% of original balance

                                           (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:            Excess interest from each of the two loan
                                    groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.






The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                     GROUP I
                                     -------

GROUP I  SUBORDINATION (1):               (Moody's/S&P/Fitch)     GROUP I (Subordination)
                                          -------------------     -----------------------

                        Class IA          (Aaa/AAA/AAA)            8.50%
                        Class IM-1        (Aa2/AA/AA)              5.00%
                        Class IM-2        (A2/A/A)                 2.25%
                        Class IB          (Baa2/BBB/BBB)           0.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)



GROUP I  CLASS SIZES (1):                 (Moody's/S&P/Fitch)     GROUP I (Class Sizes)
                                          -------------------     ---------------------

                        Class IA          (Aaa/AAA/AAA)            91.50%
                        Class IM-1        (Aa2/AA/AA)               3.50%
                        Class IM-2        (A2/A/A)                  2.75%
                        Class IB          (Baa2/BBB/BBB)            1.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)



                                    GROUP II
                                    --------

GROUP II SUBORDINATION (1):               (Moody's/S&P/Fitch)      GROUP II (Subordination)
                                          -------------------      ------------------------

                        Class IIA-1       (Aaa/AAA/AAA)             12.50%
                        Class IIM-1       (Aa2/AA/AA)                7.00%
                        Class IIM-2       (A2/A/A)                   3.00%
                        Class IIB         (Baa2/BBB/BBB)             0.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)



GROUP II CLASS SIZES (1):                 (Moody's/S&P/Fitch)      GROUP II (Class Sizes)
                                          -------------------      ----------------------

                        Class IIA-1       (Aaa/AAA/AAA)             87.50%
                        Class IIM-1       (Aa2/AA/AA)                5.50%
                        Class IIM-2       (A2/A/A)                   4.00%
                        Class IIB         (Baa2/BBB/BBB)             2.25%

                      (PRELIMINARY AND SUBJECT TO REVISION)


(1) The subordination and class size percentages include the initial over-collateralization levels of 0.50% for Group I and 0.75% for Group II.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                     GROUP I
                                     -------



MORTGAGE LOANS*:        Fixed-rate, first and second lien, sub-prime Mortgage
                        Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $184,225,051.


PREPAYMENT
ASSUMPTION:             The Group I Certificates will be priced at 20% HEP (2% -
                        20% CPR Ramp over 10 months).


GROUP I NET WAC CAP:    The pass-through rate of each class of the Group I
                        Certificates will be subject to the "Group I Net WAC
                        Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans.
                        Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.


INTEREST ACCRUAL:       For all Group I Certificates, interest will accrue
                        during the calendar month preceding the month of distribution.


PAYMENT DELAY:          24 days.


INTEREST PAYMENT BASIS: 30/360.


COUPON STEP UP:         If the 10% clean-up call for the Group I Certificates is
                        not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                        Certificates will increase by 50 bps per annum.




* The mortgage pool as of the Closing Date will include approximately $25,774,949 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                         CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                         --------------------------------------------------------------------

                                                        GROUP I CERTIFICATES
                                                        --------------------

                           CLASS            CLASS          CLASS          CLASS          CLASS          CLASS
                           IA-1             IA-2           IA-3           IA-4           IA-5           IA-6
                           ---------------- -------------- -------------- -------------- -------------- --------------
OFFER SIZE ($)                 57,600,000     23,100,000     35,600,000     30,200,000     26,450,000     19,200,000

EXPECTED RATINGS
MOODY'S                        Aaa            Aaa            Aaa            Aaa            Aaa            Aaa
S&P                            AAA            AAA            AAA            AAA            AAA            AAA
FITCH                          AAA            AAA            AAA            AAA            AAA            AAA

COUPON                         Fixed(1)       Fixed(1)       Fixed(1)       Fixed(1)       Fixed(1,2)     Fixed(1)

WEIGHTED AVERAGE LIFE TO CALL  0.95           2.00           3.00           5.00           8.91           6.67
(YRS.) (3)

WEIGHTED AVERAGE LIFE          0.95           2.00           3.00           5.00           10.92          6.67
TO MATURITY (YRS.) (3)

PAYMENT WINDOW                 1 - 20/20      20 - 28/9      28 - 46/19     46 - 79/34     79 - 114/36    37 - 113/77
TO CALL (MOS.) (3)

PAYMENT WINDOW                 1 - 20/20      20 - 28/9      28 - 46/19     46 - 79/34     79 - 229/151   37 - 113/77
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO CALL (3)  5/04           1/05           7/06           4/09           3/12           2/12

EXPECTED MATURITY TO           5/04           1/05           7/06           4/09           10/21          2/12
MATURITY (3)

LAST SCHEDULED                 8/15           7/17           12/21          6/28           6/32           8/13
DISTRIBUTION DATE (4)


          CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES
                                     2002-3

                              GROUP I CERTIFICATES
                              --------------------
(Table Continued)

                                    CLASS          CLASS          CLASS
                                    IM-1           IM-2           IB
                                    -------------- -------------- --------------
OFFER SIZE ($)                        7,350,000      5,775,000      3,675,000

EXPECTED RATINGS
MOODY'S                               Aa2            A2             Baa2
S&P                                   AA             A              BBB
FITCH                                 AA             A              BBB

COUPON                                Fixed(1)       Fixed(1)       Fixed(1)

WEIGHTED AVERAGE LIFE TO CALL          6.36            6.36           5.47
(YRS.) (3)

WEIGHTED AVERAGE LIFE                  6.81            6.56           5.47
TO MATURITY (YRS.) (3)

PAYMENT WINDOW                        38 - 114/77    38 - 114/77    38 - 109/72
TO CALL (MOS.) (3)

PAYMENT WINDOW                        38 - 166/129   38 - 144/107   38 - 109/72
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO CALL (3)          3/12            3/12           10/11

EXPECTED MATURITY TO                   7/16            9/14           10/11
MATURITY (3)

LAST SCHEDULED                        11/31            5/31            9/29
DISTRIBUTION DATE (4)

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                    GROUP II
                                    --------

MORTGAGE LOANS*:        Adjustable-rate, first lien, sub-prime Mortgage Loans
                        having an aggregate stated principal balance as of the Cut-Off Date of approximately $363,093,507.

PREPAYMENT ASSUMPTION:  The Group II Certificates will be priced at 27% CPR.

GROUP II AVAILABLE
 FUNDS CAP:             The pass-through rate of each class of the Group II
                        Certificates will be subject to the "Group II Available
                        Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM
 RATE CAP:              The pass-through rate of each class of the Group II
                        Certificates will be subject to the "Group II Maximum
                        Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

SHORTFALL
 REIMBURSEMENT:         If on any Distribution Date the pass-through rate on the
                        Group II Certificates is limited by the Group II
                        Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                        (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage
                        Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

INTEREST ACCRUAL:       For all Group II Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

PAYMENT DELAY:          0 days

INTEREST PAYMENT BASIS: Actual/360

COUPON STEP UP:         If the 10% clean-up call for the Group II Certificates
                        is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1
                        Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

* The mortgage pool as of the Closing Date will include approximately $56,906,493 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]


      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
      --------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------

                                      CLASS          CLASS         CLASS         CLASS
                                      IIA-1          IIM-1         IIM-2         IIB
-------------------------------------------------------------------------------------------
 OFFER SIZE ($)                       367,500,000    23,100,000    16,800,000    9,450,000

 EXPECTED RATINGS
 MOODY'S                              Aaa            Aa2           A2            Baa2
 S&P                                  AAA            AA            A             BBB
 FITCH                                AAA            AA            A             BBB

 COUPON                               1M Libor +     1M Libor +    1M Libor +    1M Libor +
                                      [   ](1,2)     [   ](1,3)    [   ](1,3)    [   ](1,3)

 WEIGHTED AVERAGE LIFE TO CALL        2.55           4.83          4.79          4.43
 (YRS.) (4)

 WEIGHTED AVERAGE LIFE TO             2.78           5.28          5.08          4.45
 MATURITY (YRS.) (4)

 PAYMENT WINDOW TO CALL (MOS.) (4)    1 - 85/85      38 - 85/48    37 - 85/49    37 - 85/49

 PAYMENT WINDOW TO MATURITY           1 - 192/192    38 - 143/106  37-123/87     37 - 92/56
 (MOS.) (4)

 EXPECTED MATURITY TO CALL (4)        10/09          10/09         10/09         10/09

 EXPECTED MATURITY TO MATURITY (4)    9/18           8/14          12/12         5/10

 LAST SCHEDULED DISTRIBUTION          8/32           5/32          3/32          8/31
 DATE (5)



(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
      --------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
      --------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in October 2011, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the October 2011 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A Principal Cashflows.

                  CLASS IA-6  LOCKOUT PERCENTAGE

                   October 2002 -- September 2005:       0%
                   October 2005 -- September 2007:      45%
                   October 2007 -- September 2008:      80%
                   October 2008 -- September 2009:     100%
                   October 2009 -- September 2011:     300%

                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:

1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                         REQUIRED SUBORDINATION LEVELS*
                         ------------------------------

              Group I                     Group II
              -------                     --------
              Class A            17.00%   Class A           25.00%
              Class M-1          10.00%   Class M-1         14.00%
              Class M-2           4.50%   Class M-2          6.00%
              Class B             1.00%   Class B            1.50%
              *Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET
                        IF:

                        i) The Distribution Date is on or after the October 2005 Distribution Date; and

                        ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                        iii)  A Trigger Event does not exist.

                                (PRELIMINARY AND SUBJECT TO REVISION)

TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after October 2005, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

DISTRIBUTION DATE OCCURRING IN                GROUP I LOSS PERCENTAGE                      GROUP II LOSS PERCENTAGE
------------------------------                -----------------------                      ------------------------
October 2005 - September 2006                2.00% for the first month, plus an           2.50% for the first month, plus an
                                             additional 1/12th of 0.75% for each          additional 1/12th of 1.25% for each
                                             month thereafter                             month thereafter

October 2006 - September 2007                2.75% for the first month, plus an           3.75% for the first month, plus an
                                             additional 1/12th of 0.50% for each          additional 1/12th of 1.00% for each
                                             month thereafter                             month thereafter

October 2007 - September 2008                3.25% for the first month, plus an           4.75% for the first month, plus an
                                             additional 1/12th of 0.50% for each          additional 1/12th of 0.35% for each
                                             month thereafter                             month thereafter

October 2008 - September 2009                3.75% for the first month, plus an           5.10% for the first month, plus an
                                             additional 1/12th of 0.35% for each          additional 1/12th of 0.25% for each
                                             month thereafter                             month thereafter

October 2009 and thereafter                  4.10%                                        5.35%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the October 2005 Distribution Date and
(ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

Group I Senior                      Group II Senior
Specified Enhancement               Specified Enhancement
Percentage:                         Percentage:
-------------------                 -------------------
17.00%                              25.00%
Or                                  Or
(8.00% + 0.50%)*2                   (11.75% +0.75%)*2

       (PRELIMINARY AND SUBJECT TO REVISION)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

PROSPECTUS:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:         The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:    Please call Chris Schiavone at (212) 834-5372, Peter
                        Candell at (212) 834-5511, Marty Friedman at (212)
                        834-5727, Jee Hong at (212) 834-5295, Philip Li at (212)
                        834-5033, Fred Hubert at (212) 834-5170, Alice Chang at
                        (212) 834-5018, or Chance Hart at (212) 834-5715.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

J.P. MORGAN SECURITIES INC.
  ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

              CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                             GROUP I

                                         SUMMARY REPORT
                                         --------------

-----------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                   $184,225,051

 Aggregate Original Principal Balance                      $184,466,890

 Number of Mortgage Loans                                         1,893
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                          MINIMUM               MAXIMUM          AVERAGE (1)
                                          -------               -------          --------------
 Original Principal Balance               $12,000              $835,200              $97,447
 Outstanding Principal Balance            $12,000              $835,200              $97,319
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                          MINIMUM               MAXIMUM    WEIGHTED AVERAGE (2)
                                          -------               -------    --------------------
 Original Term (mos)                           60                   360                  279
 Stated Remaining Term (mos)                   59                   361                  278
 Expected Remaining Term (mos)                 59                   360                  278
 Loan Age (mos)                                 0                    10                    1
 Current Interest Rate                     6.250%               13.625%               8.255%
 Original Loan-to-Value (3)                 9.33%               100.00%               74.31%
 Credit Score (4)                             496                   829                  644
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                         EARLIEST                LATEST
                                         --------                ------
 Origination Dates                        10/2001               08/2002
 Maturity Dates                           07/2007               09/2032
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
LIEN POSITION          PERCENT OF LOAN GROUP          YEAR OF ORIGINATION       PERCENT OF LOAN GROUP
-------------          ----------------------         -------------------       ---------------------
First Lien                              92.3%         2001                                    0.8%
Second Lien                              7.7%         2002                                   99.2%
---------------------------------------------         -----------------------------------------------
OCCUPANCY              PERCENT OF LOAN GROUP          LOAN PURPOSE              PERCENT OF LOAN GROUP
---------              ----------------------         ------------              ---------------------
Owner-occupied                          93.6%         Purchase                                6.3%
Second Home                              0.3%         Refinance - Rate/Term                  10.6%
Investment                               6.1%         Refinance - Cashout                    83.2%
---------------------------------------------         -----------------------------------------------

---------------------------------------------         -----------------------------------------------
DOCUMENTATION          PERCENT OF LOAN GROUP          PROPERTY TYPE             PERCENT OF LOAN GROUP
-------------          ---------------------          -------------             ---------------------
Full Documentation                      78.9%         Single Family Detached                 82.8%
24 Month Bank                            8.3%         Two- to Four-family                     7.5%
Statement                                             Dwelling Unit
Reduced Documentation                    0.8%         Planned Unit Development                4.0%
Stated Income                           12.0%         Condominium                             3.6%
                                                      Co-op                                   0.0%
                                                      Manufactured Housing                    1.8%
                                                        Small Mixed Use                       0.4%

--------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.

(4)   Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                     GROUP I

                             CURRENT MORTGAGE RATES
                             ----------------------

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
--------------                 --------------  -------------------  ----------
6.000% to 6.499%                     97          $16,153,347            8.8%
6.500% to 6.999%                    179           26,048,060           14.1
7.000% to 7.499%                    125           17,491,027            9.5
7.500% to 7.999%                    234           29,274,409           15.9
8.000% to 8.499%                    200           20,734,754           11.3
8.500% to 8.999%                    270           24,178,755           13.1
9.000% to 9.499%                    183           14,868,754            8.1
9.500% to 9.999%                    200           14,780,583            8.0
10.000% to 10.499%                   93            5,370,225            2.9
10.500% to 10.999%                  106            6,599,937            3.6
11.000% to 11.499%                   62            2,560,357            1.4
11.500% to 11.999%                   62            3,325,687            1.8
12.000% to 12.499%                   36            1,258,402            0.7
12.500% to 12.999%                   34            1,234,533            0.7
13.000% to 13.499%                    8              272,105            0.1
13.500% to 13.999%                    4               74,116            0.0
                                 ------        -------------          -----
TOTAL:                            1,893        $ 184,225,051          100.0%
                                 ======        =============          =====

Mortgage Rates Range is from: 6.250% to 13.625%
Weighted Average is: 8.255%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-----------------------       --------------  -------------------  ----------
49 to 60                              8             $257,644        0.1%
61 to 72                              5              142,206        0.1
73 to 84                              6              199,515        0.1
85 to 96                              2               56,100        0.0
97 to 108                             2               42,095        0.0
109 to 120                           76            3,328,607        1.8
133 to 144                            3              316,107        0.2
157 to 168                            2              128,591        0.1
169 to 180                          652           48,274,274       26.2
181 to 192                            1               41,000        0.0
205 to 216                            1               67,866        0.0
229 to 240                          392           41,812,018       22.7
289 to 300                            7              929,387        0.5
301 to 312                            1               78,949        0.0
313 to 324                            2              276,600        0.2
337 to 348                            2              342,806        0.2
349 to 360                          730           87,616,287       47.6
Greater than 360                      1              315,000        0.2
                                  -----         ------------      -----
TOTAL:                            1,893        $ 184,225,051      100.0%
                                  =====        =============      =====

Remaining Term Range is from (Months): 59 to 361
Weighted Average is (Months): 278

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------


RANGE OF ORIGINAL MORTGAGE       NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-----------------------        --------------  -------------------  ----------
$100,000 or Less                      1,176          $62,213,985       33.8%
$100,001 to $150,000                    356           44,061,520       23.9
$150,001 to $200,000                    198           34,177,845       18.6
$200,001 to $250,000                     87           19,488,029       10.6
$250,001 to $300,000                     40           10,906,320        5.9
$300,001 to $350,000                     24            7,866,567        4.3
$350,001 to $400,000                      6            2,270,247        1.2
$400,001 to $450,000                      2              865,542        0.5
$450,001 to $500,000                      2              983,612        0.5
$550,001 to $600,000                      1              556,184        0.3
$800,001 to $850,000                      1              835,200        0.5
                                      -----        -------------       ----
           TOTAL:                     1,893        $ 184,225,051       100.0%
                                      =====        =============       =====

Original Mortgage Loan Principal Balance Range is from: $12,000 to $835,200 Average is: $97,447

                              PRODUCT TYPE SUMMARY
                              --------------------


                          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE            MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
------------            --------------  -------------------  ----------
5 to 9 Year Fixed              23             $697,560        0.4%
10 to 14 Year Fixed            81            3,773,304        2.0
15 to 19 Year Fixed           496           31,720,718       17.2
20 to 24 Year Fixed           392           41,812,018       22.7
25 to 29 Year Fixed            12            1,627,742        0.9
30 Year Fixed                 731           87,931,287       47.7
Balloon Loan                  158           16,662,423        9.0
                            -----        -------------      -----
TOTAL:                      1,893        $184,225,051       100.0%
                            =====        =============      =====


                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
--------------------    --------------  -------------------  ----------
None                           225          $20,932,354         11.4%
12 Months                       43            7,092,292          3.8
24 Months                       10              456,062          0.2
36 Months                      258           26,531,958         14.4
60 Months                    1,357          129,212,385         70.1
                             -----          -----------         ----
TOTAL:                       1,893        $184,225,051         100.0%
                             =====        =============        =====


The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 54 months.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

       CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                      GROUP I

                                STATE DISTRIBUTIONS
                                -------------------

                           NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
STATES                  MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
------                  --------------   -------------------     ----------
Arizona                          37           $2,721,614           1.5%
Arkansas                         22            1,136,361           0.6
California                      217           31,106,759          16.9
Colorado                         36            4,581,831           2.5
Connecticut                      23            2,451,010           1.3
Delaware                          9              719,385           0.4
District of Columbia              5              935,593           0.5
Florida                         319           27,770,531          15.1
Georgia                          80            6,622,681           3.6
Idaho                             3              447,892           0.2
Illinois                         59            5,516,196           3.0
Indiana                          66            5,224,691           2.8
Iowa                              3              248,072           0.1
Kansas                            5              500,302           0.3
Kentucky                         27            1,807,225           1.0
Louisiana                        38            2,628,751           1.4
Maine                             9            1,024,885           0.6
Maryland                         43            4,290,704           2.3
Massachusetts                    33            4,552,177           2.5
Michigan                         71            5,535,356           3.0
Minnesota                        19            2,014,460           1.1
Mississippi                      26            1,867,843           1.0
Missouri                         44            2,488,506           1.4
Montana                           8              525,443           0.3
Nebraska                          6              341,657           0.2
Nevada                           14            1,085,905           0.6
New Hampshire                    11            1,121,413           0.6
New Jersey                      101           12,112,079           6.6
New Mexico                       13            1,150,590           0.6
New York                        127           16,273,158           8.8
North Carolina                   11            1,073,567           0.6
Ohio                             55            3,777,785           2.1
Oklahoma                         16            1,484,911           0.8
Oregon                           13            1,607,926           0.9
Pennsylvania                     88            7,242,326           3.9
Rhode Island                      9              870,282           0.5
South Carolina                   29            1,690,859           0.9
South Dakota                      1               48,750           0.0
Tennessee                        59            4,540,373           2.5
Texas                             8              456,045           0.2
Utah                              3              353,757           0.2
Vermont                           1               42,379           0.0
Virginia                         66            6,957,826           3.8
Washington                       28            3,038,975           1.6
West Virginia                     6              566,437           0.3
Wisconsin                        21            1,372,896           0.7
Wyoming                           5              296,889           0.2
                              -----        -------------         -----
TOTAL:                        1,893        $ 184,225,051         100.0%
                              =====        =============         =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

       CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                      GROUP I

                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF LOAN-TO-VALUE         NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF
RATIOS (1)                  MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP
----------------------      --------------    -------------------   ----------
50.00% or Less                      184          $13,066,438            7.1%
50.01% to 55.00%                     54            5,837,236            3.2
55.01% to 60.00%                     98           10,652,479            5.8
60.01% to 65.00%                    112           12,010,139            6.5
65.01% to 70.00%                    214           23,641,607           12.8
70.01% to 75.00%                    226           25,040,430           13.6
75.01% to 80.00%                    306           33,382,067           18.1
80.01% to 85.00%                    253           25,419,655           13.8
85.01% to 90.00%                    226           23,433,516           12.7
90.01% to 95.00%                     77            6,342,870            3.4
95.01% to 100.00%                   143            5,398,614            2.9
                                  -----        -------------          -----
TOTAL:                            1,893        $ 184,225,051          100.0%
                                  =====        =============          ======

(1) With respect to second lien loans, this table was calculated using the combined loan-to-value ratio for such loans.
Loan-to-Value Ratios Range is from: 9.33% to 100.00%
Weighted Average is: 74.31%
Weighted Average for the Second Lien loans is: 85.80%
Weighted Average Junior Lien Ratio for the Second Lien loans is: 25.60%


                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                              NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)    MORTGAGE      BALANCE OUTSTANDING     LOAN GROUP
                                LOANS
--------------------------    --------      -------------------     ----------
0                               571            $60,649,469             32.9%
1                             1,073             97,410,173             52.9
2                               211             22,276,926             12.1
3                                 7              1,064,136              0.6
4                                 4                538,119              0.3
5                                 6                682,301              0.4
7                                 2                 82,981              0.0
8                                12                732,128              0.4
9                                 6                681,490              0.4
10                                1                107,330              0.1
                              -----           ------------            -----
TOTAL:                        1,893          $ 184,225,051            100.0%
                              =====          =============            ======

Weighted Average Age (Months) is: 1


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

       CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                      GROUP I

                              CREDIT SCORE SUMMARY
                              --------------------

                        NUMBER OF          AGGREGATE PRINCIPAL       PERCENT OF
CREDIT SCORES         MORTGAGE LOANS       BALANCE OUTSTANDING       LOAN GROUP
-------------         --------------       -------------------       ----------
Not Scored                  9                   $590,638                0.3%
496 to 500                  6                    625,853                0.3
501 to 550                230                 21,571,442               11.7
551 to 600                332                 28,819,514               15.6
601 to 650                478                 45,313,806               24.6
651 to 700                490                 46,902,147               25.5
701 to 750                239                 28,359,180               15.4
751 to 800                106                 11,627,270                6.3
801 to 829                  3                    415,202                0.2
                        -----              -------------              -----
TOTAL:                  1,893              $ 184,225,051              100.0%
                        =====              =============              ======


Credit Score Range is from: 496 to 829
Weighted Average (scored loans only) is: 644


                              CREDIT GRADE SUMMARY
                              --------------------

                          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE            MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
------------            --------------  -------------------  ----------
CMMC WHOLESALE/RETAIL
UNDERWRITING:
A Star                          273          $30,438,261       16.5%
A0                              354           34,315,094       18.6
A-                               75            6,589,763        3.6
B                                65            4,777,862        2.6
B-                               10              721,772        0.4
C                                28            1,561,831        0.8
C-                                1               52,489        0.0
                                ---         ------------       ----
SUB-TOTAL:                      806          $78,457,073       42.6%
                                ===         ============       =====

CMMC CALL CENTER UNDERWRITING:
A1                              639           62,955,694       34.2%
A2                              309           30,171,319       16.4
B1                              123           11,287,678        6.1
B2                               15            1,209,235        0.7
C1                                1              144,052        0.1
                              -----         ------------       ----
SUB-TOTAL:                    1,087         $105,767,978       57.4%
                              =====         ============       =====

TOTAL:                        1,893         $184,225,051       100.0%
                              =====         ============       =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

J.P. MORGAN SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                    GROUP II

                                 SUMMARY REPORT
                                 --------------

---------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                   $363,093,507

 Aggregate Original Principal Balance                      $363,374,432

 Number of Mortgage Loans                                         2,451
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                          MINIMUM               MAXIMUM           AVERAGE (1)
                                          -------               -------           -----------
 Original Principal Balance               $10,000            $1,000,000             $148,256
 Outstanding Principal Balance             $9,993              $999,135             $148,141
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                          MINIMUM               MAXIMUM  WEIGHTED AVERAGE (2)
                                          -------               -------  --------------------
 Original Term (mos)                          120                   360                  359
 Stated Remaining Term (mos)                  116                   360                  358
 Expected Remaining Term (mos)                116                   360                  358
 Loan Age (mos)                                 0                    11                    1
 Current Interest Rate                     5.875%               13.250%               8.399%
 Initial Interest Rate Cap                 1.000%                3.000%               2.998%
 Periodic Rate Cap                         1.000%                1.500%               1.449%
 Gross Margin                              1.500%                9.250%               5.864%
 Maximum Mortgage Rate                     7.775%               20.250%              15.396%
 Minimum Mortgage Rate                     5.875%               13.250%               8.406%
 Months to Roll                                 4                    61                   37
 Original Loan-to-Value                    13.33%                95.00%               78.75%
 Credit Score (3)                             483                   804                  603
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         EARLIEST                LATEST
                                         --------                ------
 Origination Dates                        09/2001               08/2002
 Maturity Dates                           04/2012               09/2032
---------------------------------------------------------------------------------------------

--------------------------------------------           -----------------------------------------------
LIEN POSITION          PERCENT OF LOAN GROUP           YEAR OF ORIGINATION       PERCENT OF LOAN GROUP
-------------          ---------------------           -------------------       ---------------------
First Lien                             100.0%          2001                                    0.2%
--------------------------------------------
                                                       2002                                   99.8%
                                                       -----------------------------------------------

--------------------------------------------           -----------------------------------------------
OCCUPANCY              PERCENT OF LOAN GROUP           LOAN PURPOSE              PERCENT OF LOAN GROUP
---------              ---------------------           ------------              ---------------------
Owner-occupied                          94.3%          Purchase                               27.1%
Second Home                              0.3%          Refinance - Rate/Term                  11.9%
Investment                               5.4%          Refinance - Cashout                    61.0%
--------------------------------------------           -----------------------------------------------

--------------------------------------------           -----------------------------------------------
DOCUMENTATION          PERCENT OF LOAN GROUP           PROPERTY TYPE             PERCENT OF LOAN GROUP
-------------          ---------------------           -------------             ---------------------
Full Documentation                      65.0%          Single Family Detached                 83.0%
24 Month Bank                            9.4%          Two- to Four-family                     8.4%
Statement                                              Dwelling Unit
Reduced Documentation                    1.8%          Planned Unit Development                3.3%
Stated Income                           23.8%          Condominium                             4.0%
--------------------------------------------           Co-op                                   0.1%
                                                       Manufactured Housing                    1.1%

--------------------------------------------------------------------------------
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                    GROUP II

                             CURRENT MORTGAGE RATES
                             ----------------------

                          NUMBER OF         AGGREGATE PRINCIPAL      PERCENT OF
MORTGAGE RATES          MORTGAGE LOANS      BALANCE OUTSTANDING      LOAN GROUP
--------------          --------------      -------------------      ----------
5.500% to 5.999%                  1                 $201,200            0.1%
6.000% to 6.499%                 58               11,688,738            3.2
6.500% to 6.999%                155               30,504,792            8.4
7.000% to 7.499%                166               30,689,791            8.5
7.500% to 7.999%                331               55,513,510           15.3
8.000% to 8.499%                349               55,257,576           15.2
8.500% to 8.999%                516               75,704,632           20.8
9.000% to 9.499%                341               41,340,963           11.4
9.500% to 9.999%                311               37,267,903           10.3
10.000% to 10.499%              130               16,247,733            4.5
10.500% to 10.999%               58                5,986,402            1.6
11.000% to 11.499%               27                2,206,467            0.6
11.500% to 11.999%                3                  135,829            0.0
12.000% to 12.499%                1                   38,675            0.0
12.500% to 12.999%                3                  177,830            0.0
13.000% to 13.499%                1                  131,467            0.0
                              -----             ------------          -----
TOTAL:                        2,451            $ 363,093,507          100.0%
                              =====             ============          ======

Mortgage Rates Range is from: 5.875% to 13.250%
Weighted Average is: 8.399%


                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                              NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM  (MONTHS)    MORTGAGE LOANS     BALANCE OUTSTANDING    LOAN GROUP
--------------  --------    --------------     -------------------    ----------
109 to 120                          5                 $260,746            0.1%
169 to 180                          7                  816,025            0.2
229 to 240                          8                  863,758            0.2
253 to 264                          1                   84,007            0.0
289 to 300                          3                  520,284            0.1
349 to 360                      2,427              360,548,686           99.3
                                -----            -------------          -----
TOTAL:                          2,451            $ 363,093,507          100.0%
                                =====            =============          ======

Remaining Term Range is from (Months): 116 to 360
Weighted Average is (Months): 358

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE        NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES         MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-----------------------         --------------  -------------------  ----------
$100,000 or Less                      903          $60,974,669         16.8%
$100,001 to $150,000                  589           73,046,721         20.1
$150,001 to $200,000                  402           69,482,006         19.1
$200,001 to $250,000                  238           53,055,779         14.6
$250,001 to $300,000                  150           40,884,297         11.3
$300,001 to $350,000                   72           23,448,531          6.5
$350,001 to $400,000                   42           15,875,650          4.4
$400,001 to $450,000                   22            9,504,727          2.6
$450,001 to $500,000                   31           14,978,021          4.1
$800,001 to $850,000                    1              843,973          0.2
$950,001 to $1,000,000                  1              999,135          0.3
                                    -----        -------------        ------
TOTAL:                              2,451        $ 363,093,507        100.0%
                                    =====        =============        ======

Original Mortgage Loan Principal Balance Range is from: $10,000 to $1,000,000 Average is: $148,256


                              PRODUCT TYPE SUMMARY
                              --------------------

                          NUMBER OF         AGGREGATE PRINCIPAL      PERCENT OF
PRODUCT TYPE            MORTGAGE LOANS      BALANCE OUTSTANDING      LOAN GROUP
------------            --------------      -------------------      ----------
1/29 LIBOR Loan                   1             $282,546                 0.1%
2/28 LIBOR Loan               1,127          164,148,205                45.2
3/27 LIBOR Loan                 486           77,374,516                21.3
5/25 LIBOR Loan                 837          121,288,240                33.4
                              -----        ------------                -----
TOTAL:                        2,451        $363,093,507                100.0%
                              =====        =============               =====


                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                             NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTIES       MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
--------------------       --------------     -------------------     ----------
None                           838            $126,473,292          34.8%
12 Months                        6                 651,202           0.2
24 Months                      275              44,245,099          12.2
36 Months                      880             129,810,336          35.8
60 Months                      452              61,913,578          17.1
                             -----           ------------          -----
TOTAL:                       2,451           $363,093,507          100.0%
                             =====           ============          =====


The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 40 months.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                    GROUP II

                               STATE DISTRIBUTIONS
                               -------------------

                          NUMBER OF       AGGREGATE PRINCIPAL    PERCENT OF
STATES                  MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP
------                  --------------    -------------------    ----------
Arizona                         67             $8,406,273          2.3%
Arkansas                         7                528,839          0.1
California                     376             85,701,006         23.6
Colorado                        91             16,231,757          4.5
Connecticut                     30              5,812,073          1.6
Delaware                        12              1,773,499          0.5
District of Columbia             8              1,242,691          0.3
Florida                        228             28,274,326          7.8
Georgia                         68              9,706,755          2.7
Hawaii                           3                269,119          0.1
Idaho                            7                609,281          0.2
Illinois                       145             19,626,743          5.4
Indiana                         40              4,423,086          1.2
Iowa                            10                834,493          0.2
Kansas                          10                583,309          0.2
Kentucky                        32              2,767,953          0.8
Louisiana                       24              2,589,209          0.7
Maine                            8                925,380          0.3
Maryland                        28              4,377,763          1.2
Massachusetts                   57             10,256,315          2.8
Michigan                       190             20,486,285          5.6
Minnesota                       62              8,374,243          2.3
Mississippi                      6                521,575          0.1
Missouri                       141             13,674,946          3.8
Montana                          4                394,425          0.1
Nevada                          13              1,851,396          0.5
New Hampshire                   25              4,495,421          1.2
New Jersey                     134             26,882,632          7.4
New Mexico                      10              1,466,838          0.4
New York                       148             26,228,789          7.2
North Carolina                  54              6,566,276          1.8
North Dakota                     1                 89,849          0.0
Ohio                            49              4,741,980          1.3
Oklahoma                        16              1,551,398          0.4
Oregon                          13              2,002,088          0.6
Pennsylvania                    50              4,465,227          1.2
Rhode Island                     7                719,171          0.2
South Carolina                  30              2,957,025          0.8
Tennessee                       48              4,246,351          1.2
Texas                           19              1,613,709          0.4
Utah                             5                935,592          0.3
Vermont                          8                862,386          0.2
Virginia                        41              7,088,829          2.0
Washington                      52              8,630,885          2.4
West Virginia                    4                244,594          0.1
Wisconsin                       68              6,847,326          1.9
Wyoming                          2                214,399          0.1
                             -----          -------------        ------
TOTAL:                       2,451          $363,093,507         100.0%
                             =====          =============        ======



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                    GROUP II

                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF LOAN-TO-VALUE         NUMBER OF       AGGREGATE PRINCIPAL   PERCENT OF
RATIOS(1)                   MORTGAGE LOANS     BALANCE OUTSTANDING   LOAN GROUP
---------                   --------------     -------------------   ----------
50.00% or Less                       73             $7,122,603           2.0%
50.01% to 55.00%                     33              6,032,842           1.7
55.01% to 60.00%                     69              9,611,234           2.6
60.01% to 65.00%                     94             13,484,140           3.7
65.01% to 70.00%                    192             29,078,532           8.0
70.01% to 75.00%                    287             39,805,169          11.0
75.01% to 80.00%                    775            122,252,695          33.7
80.01% to 85.00%                    446             66,075,698          18.2
85.01% to 90.00%                    430             62,130,192          17.1
90.01% to 95.00%                     52              7,500,402           2.1
                                  -----          -------------          -----
TOTAL:                            2,451          $ 363,093,507          100.0%
                                  =====          =============          =====

Loan-to-Value Ratios Range is from: 13.33% to 95.00%
Weighted Average is: 78.75%


                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                              NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)  MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
--------------------------  --------------    -------------------     ----------
0                                453              $63,906,651            17.6%
1                              1,372              200,982,888            55.4
2                                596               94,121,528            25.9
3                                  9                1,357,966             0.4
4                                 12                1,687,182             0.5
5                                  4                  272,785             0.1
7                                  1                   87,927             0.0
8                                  3                  537,751             0.1
11                                 1                  138,828             0.0
                               -----            -------------            -----
TOTAL:                         2,451            $ 363,093,507            100.0%
                               =====            =============            =====


Weighted Average Age (Months) is: 1



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

       CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                    GROUP II

                              CREDIT SCORE SUMMARY
                              --------------------

                        NUMBER OF          AGGREGATE PRINCIPAL       PERCENT OF
CREDIT SCORES         MORTGAGE LOANS       BALANCE OUTSTANDING       LOAN GROUP
-------------         --------------       -------------------       ----------
Not Scored                     11                  $648,932             0.2%
483 to 500                     10                 1,639,687             0.5
501 to 550                    684                86,886,185            23.9
551 to 600                    721               105,241,846            29.0
601 to 650                    553                87,508,366            24.1
651 to 700                    311                51,503,382            14.2
701 to 750                    115                20,832,844             5.7
751 to 800                     44                 8,266,136             2.3
801 to 804                      2                   566,129             0.2
                            -----             -------------           -----
TOTAL:                      2,451             $ 363,093,507            100.0%
                            =====             =============            =====


Credit Score Range is from: 483 to 804
Weighted Average (scored loans only) is: 603


                              CREDIT GRADE SUMMARY
                              --------------------

                            NUMBER OF        AGGREGATE PRINCIPAL      PERCENT OF
CREDIT GRADE               MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
------------               --------------     -------------------     ----------
CMMC WHOLESALE/RETAIL
UNDERWRITING:
A Star                            417             $74,758,505          20.6%
A0                              1,002             152,953,006          42.1
A-                                277              41,515,774          11.4
B                                 285              37,703,720          10.4
B-                                 69               8,213,675           2.3
C                                 124              10,924,934           3.0
C-                                  6                 553,231           0.2
                                -----            ------------          -----
SUB-TOTAL:                      2,180            $326,622,845          90.0%
                                =====            ============          =====

CMMC CALL CENTER UNDERWRITING:
A1                                 52               7,306,631           2.0%
A2                                108              14,731,490           4.1
B1                                 90              12,128,854           3.3
B2                                 21               2,303,688           0.6
                                -----            ------------          -----
SUB-TOTAL:                        271             $36,470,662          10.0%
                                =====            ============          =====

TOTAL:                          2,451           $ 363,093,507          100.0%
                                =====            ============          =====



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

       CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                    GROUP II

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM          NUMBER OF        AGGREGATE PRINCIPAL     PERCENT
MORTGAGE RATES          MORTGAGE LOANS     BALANCE OUTSTANDING     OF LOAN GROUP
--------------          --------------     -------------------     -------------
7.500% to 7.999%                  1                $169,804           0.0%
12.500% to 12.999%                1                 201,200           0.1
13.000% to 13.499%               58              11,688,738           3.2
13.500% to 13.999%              154              30,334,988           8.4
14.000% to 14.499%              166              30,689,791           8.5
14.500% to 14.999%              331              55,513,510          15.3
15.000% to 15.499%              349              55,257,576          15.2
15.500% to 15.999%              516              75,704,632          20.8
16.000% to 16.499%              341              41,340,963          11.4
16.500% to 16.999%              311              37,267,903          10.3
17.000% to 17.499%              130              16,247,733           4.5
17.500% to 17.999%               58               5,986,402           1.6
18.000% to 18.499%               27               2,206,467           0.6
18.500% to 18.999%                3                 135,829           0.0
19.000% to 19.499%                1                  38,675           0.0
19.500% to 19.999%                3                 177,830           0.0
20.000% to 20.499%                1                 131,467           0.0
                              -----           -------------          ----
TOTAL:                        2,451           $ 363,093,507          100.0%
                              =====           =============          =====

Maximum Mortgage Rate Range is from: 7.775% to 20.250%
Weighted Average is: 15.396%















The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3
                                    GROUP II

                              NEXT ADJUSTMENT DATE
                              --------------------

                             NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE       MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
--------------------       --------------     -------------------     ----------
January 2003                        1                $282,546           0.1%
April 2004                          2                 100,177           0.0
May 2004                            7               1,026,504           0.3
June 2004                           6                 970,613           0.3
July 2004                         298              47,875,531          13.2
August 2004                       620              87,574,254          24.1
September 2004                    194              26,601,125           7.3
February 2005                       1                  87,927           0.0
April 2005                          1                  36,810           0.0
May 2005                            3                 465,773           0.1
June 2005                           2                  99,931           0.0
July 2005                         127              21,734,456           6.0
August 2005                       279              43,451,701          12.0
September 2005                     73              11,497,919           3.2
October 2006                        1                 138,828           0.0
January 2007                        2                 255,206           0.1
April 2007                          3                 330,703           0.1
June 2007                           2                 597,408           0.2
July 2007                         265              37,626,411          10.4
August 2007                       468              67,958,477          18.7
September 2007                     96              14,381,207           4.0
                                -----           ------------          -----
TOTAL:                          2,451           $363,093,507          100.0%
                                =====           ============          =====






















The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                     ASSUMED MORTGAGE LOAN CHARACTERISTICS
                     CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                            GROUP I MORTGAGE LOANS
                                            ----------------------

                                                                       ORIGINAL                    MONTHS TO
                                                       ORIGINAL     AMORTIZATION     REMAINING     PREPAYMENT
                                      NET MORTGAGE      TERM           TERM           TERM           PENALTY
CURRENT BALANCE       MORTGAGE RATE       RATE       (IN MONTHS)     (IN MONTHS)    (IN MONTHS)   EXPIRATION
---------------       -------------   ------------   -----------     -----------    -----------   ----------
    $2,449,376.90      9.677%          9.167%            180            360           177             0
      $526,672.79      8.755%          8.245%            118            118           117             0
    $4,739,323.60      9.221%          8.711%            179            179           178             0
    $6,121,456.54      8.814%          8.304%            240            240           239             0
   $10,024,172.67      8.890%          8.380%            360            360           359             0
      $878,742.17     10.556%         10.046%            180            360           177             9
       $65,969.90     10.399%          9.889%            120            120           116             8
    $3,075,608.39      9.086%          8.576%            180            180           178            10
    $4,064,254.61      8.818%          8.308%            360            360           359            11
       $76,211.61      7.875%          7.365%            180            360           178            22
      $215,380.97     10.034%          9.524%            180            180           179            23
      $168,132.56     12.344%         11.834%            240            240           239            23
       $60,144.72      9.125%          8.615%            360            360           359            23
    $5,212,855.58      8.887%          8.377%            180            360           179            35
      $399,020.68      8.601%          8.091%            108            108           107            35
    $3,684,477.00      8.840%          8.330%            180            180           179            35
    $3,671,762.40      9.222%          8.712%            240            240           239            35
    $17,275,931.77     8.098%          7.588%            360            360           359            35
    $10,376,477.84     8.130%          7.620%            180            360           178            58
    $3,597,804.85      8.716%          8.206%            112            112           111            59
    $24,826,794.87     8.660%          8.150%            180            180           179            59
    $37,824,688.34     7.635%          7.125%            240            240           239            59
    $70,664,739.24     7.977%          7.467%            359            359           358            59










The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                                ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3

                                                       GROUP II MORTGAGE LOANS
                                                       -----------------------

                               NET      ORIGINAL      REMAINING                 INITIAL
CURRENT         MORTGAGE    MORTGAGE       TERM         TERM         GROSS        RATE      PERIODIC
BALANCE           RATE        RATE     (IN MONTHS)   (IN MONTHS)    MARGIN     CHANGE CAP     CAP
-------         --------    --------   -----------   -----------    ------     ----------   --------
$92,869,123.10   8.892%      8.382%        360           359        5.707%       2.996%      1.498%
 $5,983,693.09   8.619%      8.109%        360           359        5.882%       3.000%      1.472%
$47,442,232.98   8.759%      8.249%        359           358        5.721%       3.000%      1.455%
   $461,742.27   9.031%      8.521%        360           359        5.000%       3.000%      1.500%
   $239,080.11   9.995%      9.485%        360           358        5.416%       3.000%      1.500%
    $52,440.47   8.999%      8.489%        360           359        6.000%       3.000%      1.500%
$51,010,732.66   8.302%      7.792%        360           359        6.317%       3.000%      1.500%
   $168,759.89   7.625%      7.115%        360           359        5.875%       3.000%      1.500%
$39,560,752.67   8.361%      7.851%        360           359        6.271%       3.000%      1.500%
$80,555,330.83   8.061%      7.551%        360           359        6.038%       3.000%      1.493%
$30,039,014.91   7.905%      7.395%        360           359        6.138%       2.987%      1.467%
 $6,299,109.69   8.643%      8.133%        360           359        5.904%       3.000%      1.500%
 $2,554,314.89   8.316%      7.806%        353           352        4.622%       3.000%      1.122%
$62,763,672.44   8.119%      7.609%        355           354        5.279%       3.000%      1.240%


(Table Continued)


                                                            NUMBER OF
                                                 RATE      MONTHS UNTIL                       MONTHS TO
                                                CHANGE      NEXT RATE                        PREPAYMENT
CURRENT               MAXIMUM     MINIMUM     FREQUENCY     ADJUSTMENT                         PENALTY
BALANCE                RATE        RATE      (IN MONTHS)       DATE           INDEX          EXPIRATION
-------               -------     ------     -----------       ----           -----          ----------
$92,869,123.10        15.892%     8.893%          6             23         6 Mo. LIBOR            0
 $5,983,693.09        15.619%     8.619%          6             35         6 Mo. LIBOR            0
$47,442,232.98        15.759%     8.759%          6             59         6 Mo. LIBOR            0
   $461,742.27        16.031%     9.031%          6             23         6 Mo. LIBOR           11
   $239,080.11        16.995%     9.995%          6             34         6 Mo. LIBOR           10
    $52,440.47        15.999%     8.999%          6             59         6 Mo. LIBOR           11
$51,010,732.66        15.302%     8.302%          6             23         6 Mo. LIBOR           23
   $168,759.89        14.625%     7.625%          6             35         6 Mo. LIBOR           23
$39,560,752.67        15.361%     8.365%          6             23         6 Mo. LIBOR           35
$80,555,330.83        15.061%     8.071%          6             35         6 Mo. LIBOR           35
$30,039,014.91        14.866%     7.948%          6             59         6 Mo. LIBOR           35
 $6,299,109.69        15.643%     8.645%          6             23         6 Mo. LIBOR           59
 $2,554,314.89        15.316%     8.316%          6             35         6 Mo. LIBOR           59
$62,763,672.44        15.119%     8.125%          6             59         6 Mo. LIBOR           59









The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                  AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                                  --------------------------------------


-------------------------------    ---------------------------------   ---------------------------------
         AVAILABLE    AVAILABLE               AVAILABLE    AVAILABLE              AVAILABLE    AVAILABLE
PAYMENT    FUNDS        FUNDS       PAYMENT     FUNDS        FUNDS      PAYMENT     FUNDS       FUNDS
DATE     CAP (1)(2)  CAP (1)(3)     DATE      CAP (1)(2) CAP (1)(3)     DATE     CAP (1)(2)  CAP (1)(3)
-------------------------------    ---------------------------------   ---------------------------------
10/25/02    7.949%      7.949%     2/25/05     8.018%      9.400%      6/25/07    8.076%     12.865%
11/25/02    7.950%      7.950%     3/25/05     8.021%     10.096%      7/25/07    8.081%     12.874%
12/25/02    7.952%      7.952%     4/25/05     8.025%     10.101%      8/25/07    8.086%     12.884%
1/25/03     7.954%      7.954%     5/25/05     8.029%     10.106%      9/25/07    8.096%     13.910%
2/25/03     7.955%      7.955%     6/25/05     8.033%     10.112%      10/25/07   8.102%     13.920%
3/25/03     7.957%      7.957%     7/25/05     8.037%     10.117%      11/25/07   8.107%     13.930%
4/25/03     7.959%      7.959%     8/25/05     8.041%     10.125%      12/25/07   8.113%     13.940%
5/25/03     7.961%      7.961%     9/25/05     8.047%     11.473%      1/25/08    8.120%     13.950%
6/25/03     7.963%      7.963%     10/25/05    8.051%     11.480%      2/25/08    8.126%     13.961%
7/25/03     7.965%      7.965%     11/25/05    8.012%     11.426%      3/25/08    8.132%     14.434%
8/25/03     7.967%      7.967%     12/25/05    8.012%     11.426%      4/25/08    8.139%     14.445%
9/25/03     7.969%      7.969%     1/25/06     8.012%     11.427%      5/25/08    8.146%     14.457%
10/25/03    7.972%      7.972%     2/25/06     8.012%     11.429%      6/25/08    8.153%     14.470%
11/25/03    7.974%      7.974%     3/25/06     8.013%     12.213%      7/25/08    8.161%     14.482%
12/25/03    7.976%      7.976%     4/25/06     8.017%     12.219%      8/25/08    8.168%     14.495%
1/25/04     7.979%      7.979%     5/25/06     8.020%     12.225%      9/25/08    8.176%     14.972%
2/25/04     7.981%      7.981%     6/25/06     8.024%     12.231%      10/25/08   8.184%     14.986%
3/25/04     7.984%      7.984%     7/25/06     8.027%     12.238%      11/25/08   8.192%     15.000%
4/25/04     7.986%      7.986%     8/25/06     8.031%     12.245%      12/25/08   8.201%     15.015%
5/25/04     7.989%      7.989%     9/25/06     8.035%     12.571%      1/25/09    8.210%     15.031%
6/25/04     7.992%      7.992%     10/25/06    8.039%     12.579%      2/25/09    8.219%     15.046%
7/25/04     7.995%      7.995%     11/25/06    8.043%     12.586%      3/25/09    8.228%     15.455%
8/25/04     7.998%      7.998%     12/25/06    8.048%     12.593%      4/25/09    8.238%     15.472%
9/25/04     8.001%      9.379%     1/25/07     8.052%     12.601%      5/25/09    8.248%     15.489%
10/25/04    8.005%      9.383%     2/25/07     8.056%     12.610%      6/25/09    8.258%     15.508%
11/25/04    8.008%      9.387%     3/25/07     8.061%     12.839%      7/25/09    8.268%     15.526%
12/25/04    8.011%      9.391%     4/25/07     8.066%     12.847%      8/25/09    8.279%     15.545%
1/25/05     8.014%      9.395%     5/25/07     8.071%     12.856%      9/25/09    8.290%     15.608%
-------------------------------    -------------------------------     ------------------------------


(1) Available Funds Cap = 12 * (Total scheduled interest due on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due
    Date) / (Aggregate Certificate Principal Balance of the Group II Certificates as of the first day of the applicable Accrual Period).

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 6 month LIBOR remains constant at 1.74%.

(3) Assumes no losses, 10% cleanup call, 27% CPR, and 6 month LIBOR remains constant at 20.00%.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                        PRICE/CBE YIELD TABLE (TO 10% CALL)
                        -----------------------------------

                                   CLASS IA-1

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        2.498%      2.370%      2.345%       2.291%      2.246%
--------------------------------------------------------------------------------
      AVG LIFE           6.92        1.11        0.95         0.73        0.61
--------------------------------------------------------------------------------
 MODIFIED DURATION       6.13        1.08        0.93         0.71        0.60
--------------------------------------------------------------------------------
     FIRST PAY          Oct02        Oct02       Oct02       Oct02        Oct02
--------------------------------------------------------------------------------
      LAST PAY          Aug15        Sep04       May04       Nov03        Sep03
--------------------------------------------------------------------------------

                                   CLASS IA-2

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        2.940%      2.872%      2.855%       2.815%      2.779%
--------------------------------------------------------------------------------
      AVG LIFE          14.09        2.41        2.00         1.43        1.13
--------------------------------------------------------------------------------
 MODIFIED DURATION      11.39        2.29        1.92         1.38        1.10
--------------------------------------------------------------------------------
     FIRST PAY          Aug15        Sep04       May04       Nov03        Sep03
--------------------------------------------------------------------------------
      LAST PAY          Jul17        Jul05       Jan05       May04        Dec03
--------------------------------------------------------------------------------

                                   CLASS IA-3

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        3.408%      3.360%      3.346%       3.310%      3.276%
--------------------------------------------------------------------------------
      AVG LIFE          16.52        3.70        3.00         2.06        1.58
--------------------------------------------------------------------------------
 MODIFIED DURATION      12.44        3.42        2.81         1.96        1.51
--------------------------------------------------------------------------------
     FIRST PAY          Jul17        Jul05       Jan05       May04        Dec03
--------------------------------------------------------------------------------
      LAST PAY          Dec21        Jun07       Jul06       Mar05        Aug04
--------------------------------------------------------------------------------

                                   CLASS IA-4

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        4.267%      4.236%      4.223%       4.188%      4.152%
--------------------------------------------------------------------------------
      AVG LIFE          22.50        6.47        5.00         3.13        2.24
--------------------------------------------------------------------------------
 MODIFIED DURATION      14.21        5.53        4.42         2.88        2.10
--------------------------------------------------------------------------------
     FIRST PAY          Dec21        Jun07       Jul06       Mar05        Aug04
--------------------------------------------------------------------------------
      LAST PAY          Jun28        Apr12       Apr09       Sep06        Apr05
--------------------------------------------------------------------------------

                                   CLASS IA-5

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.370%      5.352%      5.344%       5.318%      5.282%
--------------------------------------------------------------------------------
      AVG LIFE          27.09        11.16       8.91         5.42        3.52
--------------------------------------------------------------------------------
 MODIFIED DURATION      14.03        8.22        6.92         4.59        3.13
--------------------------------------------------------------------------------
     FIRST PAY          Jun28        Apr12       Apr09       Sep06        Apr05
--------------------------------------------------------------------------------
      LAST PAY          Jan30        Mar14       Mar12       Feb09        May07
--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-6

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        4.657%      4.646%      4.644%       4.635%      4.622%
--------------------------------------------------------------------------------
      AVG LIFE           9.21        6.94        6.67         5.63        4.53
--------------------------------------------------------------------------------
 MODIFIED DURATION       7.31        5.76        5.57         4.84        4.01
--------------------------------------------------------------------------------
     FIRST PAY          Oct05        Oct05       Oct05       Dec05        Mar06
--------------------------------------------------------------------------------
      LAST PAY          Aug13        Mar12       Feb12       Feb09        May07
--------------------------------------------------------------------------------

                                   CLASS IM-1

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.062%      5.034%      5.024%       5.002%      4.988%
--------------------------------------------------------------------------------
      AVG LIFE          21.90        7.74        6.36         4.48        3.77
--------------------------------------------------------------------------------
 MODIFIED DURATION      12.84        6.16        5.25         3.89        3.36
--------------------------------------------------------------------------------
     FIRST PAY          Jul17        Aug06       Nov05       Nov05        Dec05
--------------------------------------------------------------------------------
      LAST PAY          Jan30        Mar14       Mar12       Feb09        May07
--------------------------------------------------------------------------------

                                   CLASS IM-2

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.514%      5.484%      5.473%       5.449%      5.431%
--------------------------------------------------------------------------------
      AVG LIFE          21.90        7.73        6.36         4.45        3.67
--------------------------------------------------------------------------------
 MODIFIED DURATION      12.32        6.04        5.16         3.82        3.24
--------------------------------------------------------------------------------
     FIRST PAY          Jul17        Aug06       Nov05       Oct05        Nov05
--------------------------------------------------------------------------------
      LAST PAY          Jan30        Mar14       Mar12       Feb09        May07
--------------------------------------------------------------------------------

                                    CLASS IB

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.649%      5.611%      5.599%       5.571%      5.554%
--------------------------------------------------------------------------------
      AVG LIFE          20.35        6.67        5.47         3.88        3.30
--------------------------------------------------------------------------------
 MODIFIED DURATION      11.74        5.36        4.55         3.39        2.94
--------------------------------------------------------------------------------
     FIRST PAY          Jul17        Aug06       Nov05       Oct05        Oct05
--------------------------------------------------------------------------------
      LAST PAY          Sep29        Sep13       Oct11       Nov08        Mar07
--------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IIA-1

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        0.300%      0.300%      0.300%       0.300%      0.300%
--------------------------------------------------------------------------------
      AVG LIFE          19.72        3.27        2.55         1.47        0.95
--------------------------------------------------------------------------------
     FIRST PAY          Oct02        Oct02       Oct02       Oct02        Oct02
--------------------------------------------------------------------------------
      LAST PAY          Jun31        Oct11       Oct09       Feb07        May05
--------------------------------------------------------------------------------

                                   CLASS IIM-1

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        0.650%      0.650%      0.650%       0.650%      0.650%
--------------------------------------------------------------------------------
      AVG LIFE          26.49        5.95        4.83         4.01        2.94
--------------------------------------------------------------------------------
     FIRST PAY          Apr25        Oct05       Nov05       Apr06        May05
--------------------------------------------------------------------------------
      LAST PAY          Jun31        Oct11       Oct09       Feb07        Sep05
--------------------------------------------------------------------------------

                                   CLASS IIM-2

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        1.150%      1.150%      1.150%       1.150%      1.150%
--------------------------------------------------------------------------------
      AVG LIFE          26.49        5.95        4.79         3.66        3.01
--------------------------------------------------------------------------------
     FIRST PAY          Apr25        Oct05       Oct05       Dec05        Sep05
--------------------------------------------------------------------------------
      LAST PAY          Jun31        Oct11       Oct09       Feb07        Sep05
--------------------------------------------------------------------------------

                                    CLASS IIB

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        1.850%      1.850%      1.850%       1.850%      1.850%
--------------------------------------------------------------------------------
      AVG LIFE          26.25        5.51        4.43         3.35        3.01
--------------------------------------------------------------------------------
     FIRST PAY          Apr25        Oct05       Oct05       Oct05        Sep05
--------------------------------------------------------------------------------
      LAST PAY          Jun31        Oct11       Oct09       Feb07        Sep05
--------------------------------------------------------------------------------






The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IA-5

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.377%      5.413%      5.418%       5.390%      5.288%
--------------------------------------------------------------------------------
      AVG LIFE          27.95        13.36       10.92        6.46        3.56
--------------------------------------------------------------------------------
 MODIFIED DURATION      14.22        9.25        7.97         5.24        3.16
--------------------------------------------------------------------------------
     FIRST PAY          Jun28        Apr12       Apr09       Sep06        Apr05
--------------------------------------------------------------------------------
      LAST PAY          Jun32        Apr25       Oct21       Jun16        Jun08
--------------------------------------------------------------------------------

                                   CLASS IA-6

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        4.657%      4.646%      4.644%       4.640%      4.638%
--------------------------------------------------------------------------------
      AVG LIFE           9.21        6.94        6.67         6.22        5.99
--------------------------------------------------------------------------------
 MODIFIED DURATION       7.31        5.76        5.57         5.25        5.08
--------------------------------------------------------------------------------
     FIRST PAY          Oct05        Oct05       Oct05       Dec05        Mar06
--------------------------------------------------------------------------------
      LAST PAY          Aug13        Mar12       Feb12       Feb12        Nov12
--------------------------------------------------------------------------------

                                   CLASS IM-1

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.062%      5.036%      5.027%       5.006%      4.993%
--------------------------------------------------------------------------------
      AVG LIFE          22.13        8.21        6.81         4.79        4.01
--------------------------------------------------------------------------------
 MODIFIED DURATION      12.90        6.40        5.50         4.10        3.53
--------------------------------------------------------------------------------
     FIRST PAY          Jul17        Aug06       Nov05       Nov05        Dec05
--------------------------------------------------------------------------------
      LAST PAY          Nov31        Aug18       Jul16       Mar12        Aug09
--------------------------------------------------------------------------------

                                   CLASS IM-2

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.514%      5.485%      5.475%       5.451%      5.434%
--------------------------------------------------------------------------------
      AVG LIFE          22.02        7.96        6.56         4.59        3.77
--------------------------------------------------------------------------------
 MODIFIED DURATION      12.34        6.15        5.27         3.92        3.32
--------------------------------------------------------------------------------
     FIRST PAY          Jul17        Aug06       Nov05       Oct05        Nov05
--------------------------------------------------------------------------------
      LAST PAY          May31        Jan17       Sep14       Nov10        Sep08
--------------------------------------------------------------------------------

                                    CLASS IB

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        5.649%      5.611%      5.599%       5.571%      5.554%
--------------------------------------------------------------------------------
      AVG LIFE          20.35        6.67        5.47         3.88        3.30
--------------------------------------------------------------------------------
 MODIFIED DURATION      11.74        5.36        4.55         3.39        2.94
--------------------------------------------------------------------------------
     FIRST PAY          Jul17        Aug06       Nov05       Oct05        Oct05
--------------------------------------------------------------------------------
      LAST PAY          Sep29        Sep13       Oct11       Nov08        Mar07
--------------------------------------------------------------------------------





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       DISCOUNT MARGIN TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IIA-1

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        0.301%      0.320%      0.322%       0.324%      0.300%
--------------------------------------------------------------------------------
      AVG LIFE          19.77        3.56        2.78         1.62        0.95
--------------------------------------------------------------------------------
     FIRST PAY          Oct02        Oct02       Oct02       Oct02        Oct02
--------------------------------------------------------------------------------
      LAST PAY          Aug32        Jul22       Sep18       Sep12        May05
--------------------------------------------------------------------------------

                                   CLASS IIM-1

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        0.651%      0.673%      0.674%       0.669%      0.731%
--------------------------------------------------------------------------------
      AVG LIFE          26.60        6.50        5.28         4.29        3.98
--------------------------------------------------------------------------------
     FIRST PAY          Apr25        Oct05       Nov05       Apr06        May05
--------------------------------------------------------------------------------
      LAST PAY          May32        Oct17       Aug14       Feb10        Jun09
--------------------------------------------------------------------------------

                                   CLASS IIM-2

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        1.151%      1.176%      1.178%       1.174%      1.275%
--------------------------------------------------------------------------------
      AVG LIFE          26.57        6.30        5.08         3.84        3.91
--------------------------------------------------------------------------------
     FIRST PAY          Apr25        Oct05       Oct05       Dec05        Feb06
--------------------------------------------------------------------------------
      LAST PAY          Mar32        Aug15       Dec12       Jan09        Mar07
--------------------------------------------------------------------------------

                                    CLASS IIB

--------------------------------------------------------------------------------
  PREPAYMENT SPEED        0%          80%        100%         150%        200%
--------------------------------------------------------------------------------
    100-00 Price        1.850%      1.852%      1.852%       1.852%      1.916%
--------------------------------------------------------------------------------
      AVG LIFE          26.25        5.53        4.45         3.36        3.26
--------------------------------------------------------------------------------
     FIRST PAY          Apr25        Oct05       Oct05       Oct05        Oct05
--------------------------------------------------------------------------------
      LAST PAY          Aug31        Jun12       May10       Jun07        Feb06
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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